Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the issuer Gyrodyne Company of America, Inc. (the "Company") on Form 10-KSB for the period ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen V. Maroney, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: July 21, 2003


                                          /S/ Stephen V. Maroney
                                          --------------------------------------
                                          Stephen V. Maroney,
                                          President, Chief Executive Officer and
                                          Chief Financial Officer